Exhibit (c)(16)
SCENARIO: Phoenix I Buyout Analysis 1/15/2008 10:32 AM Table of Contents Section Page Sources and Uses of Funds and Financing Terms 1 Implied Valuation at Various Offer Prices 2 Return Analysis 3 IRR Sensitivity Analysis 4 Model Assumptions 6 Pro Forma Coverages 7 Financial Summary 8 Financing Assumptions 9 Income Statements 10 Cash Flow Analysis and Capitalization Table 11 Balance Sheets 12 Debt Capacity 13 Debt Schedule 14 Supporting Data: Pro Forma and Operating Assumptions 15 Depreciation and Amortization Schedules 16 Structure Cash $0 Revolver 0 Senior Debt 18,000 Subordinated Debt 7,000 Bridge Loan 0 Preferred Stock 29,792 Common Stock 0 Total Sources of Funds $54,792 Case: Sell PHX II

SOURCES AND USES OF FUNDS AND FINANCING TERMS PROJECT PHOENIX Case: Sell PHX II Page 1 ($ in thousands except as otherwise noted) TRANSACTION DATE 1/31/2008 Pro Forma % of LTM SOURCES OF FUNDS $ Capital EBITDA Mult. USES OF FUNDS Cash (c) $0 0.0% 0.0x Purchase of Phoenix I Common Equity $ 69,486 Revolver 0 0.0% 0.0x Refinance Senior Debt 0 Senior Debt (d) 18,000 32.9% 2.9x Refinance Capital Lease Obligations 0 Subordinated Debt 7,000 12.8% 4.0x Sale of Phx II Shares (17,194) Seller Note 0 0.0% 4.0x Other 0 New Equity Class A Preferred 29,792 54.4% 8.7x Other 0 New Equity Class B Common 0 0.0% 8.7x Transaction Fees and Expenses 2,500 Total Sources of Funds $54,792 100.0% 8.7x Total Uses of Funds $54,792 TRANSACTION SUMMARY TRADING INFORMATION / VALUATION Phoenix I DEBT SOURCES Amount Rate Enterprise Value Current @ Deal Revolver 0 8.50% Share Price 1/10/2008 $ 12.02 $ 14.00 Senior Debt 18,000 9.50% Fully Diluted Shares (a) 5,134 4,963 Subordinated Debt 7,000 14.00% Equity Market Value $ 61,710 $ 69,486 Plus: Debt, Preferred & MI (b) $17,033 ($17,194) Less: Cash $18,438 $0 Plus: Transaction Costs $0 $2,500 Enterprise Value $ 60,305 $ 54,792 EQUITY SOURCES Multiple Analysis Current @ Deal Amount Ownership LTM EBITDA 9.5x 8.7x Class A Preferred Units Management * 5,372 15.3% 2007 P EBITDA 7.6x 6.9x Class B Common Units Management 0 0.0% 2008 E EBITDA 4.8x 4.4x Class B Common Units Management Promote (e) 0 3.5% 2009 E EBITDA 4.1x 3.7x Class A Preferred Units New Equity 29,792 79.1% 2008 E P/E 12.8x 10.8x Class B Common Units New Equity 0 0.0% 2009 E P/E 10.0x 8.4x Class B Common Units Subordinated Debt 0 2.08% Total Equity $ 35,163.6 100.0% Phoenix I ownership of Phx II: Cash from PHX II Sale Share Price 1/10/2008 $ 6.50 $ 17,193.9 * Management Equity reflects the value of contributed shares and options at the offer price of $14.00 Shares Held 2,645.2 DEBT CAPACITY ANALYSIS NEW EQUITY IRR CALCULATION LTM EBITDA PHX I $6,315 EBITDA Exit Multiple 2011 2012 2013 Debt/EBITDA Coverage 5.0x 6.0x 32.3% 29.0% 26.8% Implied Debt Capacity $31,573.9 7.0x 37.7% 33.0% 29.9% Reg. T Loan 0.0% $ — 8.0x 42.5% 36.5% 32.6% Adj. Debt Capacity $31,573.9 Less Current Debt (4,160) Incremental Debt Capacity 27,413.5 SUMMARY CREDIT / LEVERAGE STATISTICS GOODWILL CALCULATION 2007 Pro Forma 2008 2009 Purchase Price of Equity $ 57,663.6 Total Debt/EBITDA 4.3x 2.2x 1.9x Less: Tangible Book Value of Phoenix II (16,273.9) EBITDA/Interest Expense 2.5x 4.9x 6.3x $ 41,389.6 (EBITDA — Capex)/Interest Expense 1.5x 4.3x 5.7x (a) Fully Diluted Shares equals 5,133,971 shares outstanding plus 212,989 exerciseable options/warrants less 383,708 management roll-over shares and equivalents (b) At closing assumes net senior debt balance of 0 for Enterprise Calculation purposes due to restricted cash balance (c) Available cash sets aside the $18M needed for bonding capacity (d) $20M of Senior Debt is issued to secure PHX I followed by the paydown of $17.19 from the sale of PHX II (e) Contingent Promote based on New Equity IRR in 2012 at an 8.0x EBITDA multiple

IMPLIED VALUATION AT VARIOUS OFFER PRICES PROJECT PHOENIX Case: Sell PHX II Page 2 PHOENIX I OFFER PRICE $ 13.00 $ 14.00 $ 14.50 $ 15.00 $ 15.50 $ 16.00 $ 16.50 $ 17.00 $ 17.50 $ 18.00 $ 19.00 Premium Calculation Premium to Current Price ($12.02) 8.2% 16.5% 20.6% 24.8% 29.0% 33.1% 37.3% 41.4% 45.6% 49.8% 58.1% 30 Trading Day Avg. Price (a) $12.70 Premium to 30 Day Avg. Price 2.4% 10.3% 14.2% 18.1% 22.1% 26.0% 30.0% 33.9% 37.8% 41.8% 49.7% 60 Trading Day Avg. Price (a) $12.60 Premium to 30 Day Avg. Price 3.2% 11.1% 15.1% 19.1% 23.0% 27.0% 31.0% 35.0% 38.9% 42.9% 50.8% 90 Trading Day Avg. Price (a) $12.50 Premium to 30 Day Avg. Price 4.0% 12.0% 16.0% 20.0% 24.0% 28.0% 32.0% 36.0% 40.0% 44.0% 52.0% 120 Trading Day Avg. Price (a) $12.64 Premium to 30 Day Avg. Price 2.9% 10.8% 14.7% 18.7% 22.6% 26.6% 30.6% 34.5% 38.5% 42.4% 50.3% Enterprise Value Calculation FD Shares Outstanding (b) 5,316 5,316 5,316 5,316 5,316 5,316 5,316 5,316 5,316 5,316 5,316 Implied Equity Value 69,114 74,430 77,089 79,747 82,405 85,063 87,721 90,380 93,038 95,696 101,013 Plus: Net Debt as of 6/30/07 5,722 5,722 5,722 5,722 5,722 5,722 5,722 5,722 5,722 5,722 5,722 Less: Assumed Cash from Option Exercise (b) 948 2,543 2,543 2,543 2,543 2,543 2,543 2,543 2,543 2,543 2,543 Implied Enterprise Value $ 73,888 $ 77,609 $ 80,267 $ 82,926 $ 85,584 $ 88,242 $ 90,900 $ 93,558 $ 96,217 $ 98,875 $ 104,191 IMPLIED VALUATION MULTIPLES LTM Revenue 126,819 0.58 x 0.61 x 0.63 x 0.65 x 0.67 x 0.70 x 0.72 x 0.74 x 0.76 x 0.78 x 0.82 x 2007 P Revenue 132,094 0.56 x 0.59 x 0.61 x 0.63 x 0.65 x 0.67 x 0.69 x 0.71 x 0.73 x 0.75 x 0.79 x FY2008E Revenue (c) 167,729 0.44 x 0.46 x 0.48 x 0.49 x 0.51 x 0.53 x 0.54 x 0.56 x 0.57 x 0.59 x 0.62 x FY2009E Revenue (c) 231,739 0.32 x 0.33 x 0.35 x 0.36 x 0.37 x 0.38 x 0.39 x 0.40 x 0.42 x 0.43 x 0.45 x LTM EBITDA 6,315 11.70 x 12.29 x 12.71 x 13.13 x 13.55 x 13.97 x 14.39 x 14.82 x 15.24 x 15.66 x 16.50 x 2007 P EBITDA 7,917 9.33 x 9.80 x 10.14 x 10.47 x 10.81 x 11.15 x 11.48 x 11.82 x 12.15 x 12.49 x 13.16 x FY2008E EBITDA (c) 12,473 5.92 x 6.22 x 6.44 x 6.65 x 6.86 x 7.07 x 7.29 x 7.50 x 7.71 x 7.93 x 8.35 x FY2009E EBITDA (c) 14,687 5.03 x 5.28 x 5.47 x 5.65 x 5.83 x 6.01 x 6.19 x 6.37 x 6.55 x 6.73 x 7.09 x (a) Based on average closing prices for the respective periods as of 1/10/08 (b) Assumes that all in-the-money options convert to common shares (c) Projections as provided by Phoenix I management

RETURN ANALYSIS PROJECT PHOENIX Case: Sell PHX II Page 3 ($ in thousands except as otherwise noted) EXIT YEAR 12/31/2011 12/31/2012 12/31/2013 Exit Multiple 6.0x 7.0x 8.0x 6.0x 7.0x 8.0x 6.0x 7.0x 8.0x Exit Year EBITDA $18,712 $18,712 $18,712 $20,583 $20,583 $20,583 $22,642 $22,642 $22,642 Exit Year Enterprise Value 112,273 130,985 149,697 123,500 144,084 164,667 135,850 158,492 181,134 Less: Net Debt (1,307) (1,307) (1,307) 6,024 6,024 6,024 14,718 14,718 14,718 Common Equity Value $110,965.9 $129,678.0 $148,390.2 $129,523.8 $150,107.2 $170,690.6 $150,568.1 $173,209.8 $195,851.5 % Initial Equity Source/Holder Ownership Investment Equity Value of Holding and Implied IRR Management Class A Shares 15.3% $ 5,372 $ 17,213.1 $ 20,115.8 $ 23,018.4 $ 20,155.2 $ 23,358.2 $ 26,561.2 $ 23,498.4 $ 27,032.0 $ 30,565.6 Class B Shares 3.5% $ — $ 2,872.7 $ 3,357.1 $ 3,841.5 $ 3,107.5 $ 3,601.4 $ 4,095.2 $ 3,347.1 $ 3,850.4 $ 4,353.7 Total $ 20,085.8 $ 23,472.9 $ 26,859.9 $ 23,262.8 $ 26,959.6 $ 30,656.4 $ 26,845.5 $ 30,882.4 $ 34,919.3 IRR 40.0% 45.7% 50.8% 34.7% 38.8% 42.5% 28.3% 31.4% 34.1% New Equity Class A Shares 79.1% 29,792 $ 89,171.1 $ 104,208.0 $ 119,244.9 $ 104,412.4 $ 121,005.2 $ 137,597.9 $ 121,731.5 $ 140,036.8 $ 158,342.2 Class B Shares 0.0% 0 $ — $ - $ — $ — $ — $ — $ — $ — $ -Total $ 89,171.1 $ 104,208.0 $ 119,244.9 $ 104,412.4 $ 121,005.2 $ 137,597.9 $ 121,731.5 $ 140,036.8 $ 158,342.2 IRR 32.3% 37.7% 42.5% 29.0% 33.0% 36.5% 26.8% 29.9% 32.6% Subordinated Debt Class B Shares 2.1% 0 $ 1,709.0 $ 1,997.2 $ 2,285.3 $ 1,848.7 $ 2,142.5 $ 2,436.2 $ 1,991.2 $ 2,290.6 $ 2,590.0 Debt 7,000 Total IRR 20.1% 21.1% 22.0% 19.3% 20.0% 20.7% 19.9% 20.5% 21.1%

NEW EQUITY IRR SENSITIVITY ANALYSIS PROJECT PHOENIX Case: Sell PHX II Page 4 ($ in thousands except as otherwise noted) PURCHASE PRICE PER SHARE $ 14.00 $ 14.50 $ 15.00 $ 15.50 $ 16.00 $ 16.50 $ 17.00 $ 17.50 Implied Premium 16.5% 20.6% 24.8% 29.0% 33.1% 37.3% 41.4% 45.6% (based on Phoenix I price of $12.02 on 1/10/08) Exit Year: 2011 Exit Multiple 5.0 x ... 26.2% 23.8% 21.6% 19.6% 17.7% 16.0% 14.4% 12.9% 6.0 x ... 32.3% 29.8% 27.5% 25.4% 23.4% 21.6% 19.9% 18.3% 7.0 x ... 37.7% 35.0% 32.6% 30.5% 28.4% 26.5% 24.8% 23.1% 8.0 x ... 42.5% 39.8% 37.3% 35.0% 32.9% 31.0% 29.2% 27.5% 9.0 x ... 46.9% 44.1% 41.5% 39.2% 37.0% 35.0% 33.1% 31.4% Exit Year: 2012 Exit Multiple 5.0 x ... 24.4% 22.5% 20.8% 19.2% 17.7% 16.3% 15.0% 13.8% 6.0 x ... 28.9% 27.0% 25.2% 23.5% 22.0% 20.6% 19.3% 18.0% 7.0 x ... 33.0% 30.9% 29.1% 27.4% 25.8% 24.3% 23.0% 21.7% 8.0 x ... 36.5% 34.5% 32.6% 30.8% 29.2% 27.7% 26.3% 24.9% 9.0 x ... 39.8% 37.7% 35.7% 33.9% 32.3% 30.7% 29.3% 27.9% Exit Year: 2013 Exit Multiple 5.0 x ... 27.0% 25.1% 23.4% 21.8% 20.4% 19.1% 17.9% 15.6% 6.0 x ... 30.5% 28.6% 26.8% 25.2% 23.8% 22.4% 21.1% 18.9% 7.0 x ... 33.7% 31.7% 29.9% 28.2% 26.7% 25.3% 24.0% 21.7% 8.0 x ... 36.5% 34.4% 32.6% 30.9% 29.4% 28.0% 26.6% 24.3% 9.0 x ... 39.0% 36.9% 35.1% 33.4% 31.8% 30.4% 29.0% 26.6%

NEW EQUITY IRR SENSITIVITY ANALYSIS PROJECT PHOENIX Case: Sell PHX II Page 5 ($ in thousands except as otherwise noted) Implied Purchase Price per Share Implied Prem. to Current Phoenix I Price based on EBITDA Exit Multiple of: based on EBITDA Exit Multiple of: 6.0x 7.0x 8.0x 6.0x 7.0x 8.0x IRR Exit Year 25.0% 2011 $ 15.57 $ 16.93 $ 18.28 29.5% 40.8% 52.1% 2012 $ 15.11 $ 16.26 $ 17.45 25.7% 35.3% 45.2% 2013 $ 14.59 $ 15.62 $ 16.67 21.4% 30.0% 38.7% 30.0% 2011 $ 14.46 $ 15.60 $ 16.76 20.3% 29.8% 39.4% 2012 $ 13.77 $ 14.74 $ 15.72 14.6% 22.7% 30.8% 2013 $ 13.15 $ 13.96 $ 14.79 9.4% 16.1% 23.1% 35.0% 2011 $ 13.51 $ 14.50 $ 15.50 12.4% 20.6% 28.9% 2012 $ 12.72 $ 13.53 $ 14.35 5.9% 12.6% 19.4% 2013 $ 12.04 $ 12.69 $ 13.35 0.2% 5.6% 11.1%

MODEL ASSUMPTIONS PROJECT PHOENIX Case: Sell PHX II Page 6 Pro Forma Merger Overview Phoenix I Phoenix I Phoenix I Stand Alone @ 2014 @ LBO Deal Number of Existing Common Shares Outstanding 5,130 5,130 5,130 Existing Number of Options/Warrants 319 319 319 Average Exercise Price Per Share $ 5.00 $ 5.00 $ 5.00 11 176 Treasury Method Adjustment 187 240 205 Existing Number of Options/Warrants 75 75 75 Average Exercise Price Per Share $ 12.60 $ 12.60 $ 12.60 Treasury Method Adjustment 0 28 8 Existing Number of Options/Warrants 0 0 0 Average Exercise Price Per Share $ — $ — $ -Treasury Method Adjustment 0 0 0 Existing Number of Options/Warrants 0 0 0 Average Exercise Price Per Share $ — $ — $ -Treasury Method Adjustment 0 0 0 Fully Diluted Shares 5,316 5,397 5,343 Current Market Price Per Share $ 12.02 $ 20.00 $ 14.00 Date of Current Market 1/10/2008 1/10/2008 1/10/2008

PRO FORMA COVERAGES PROJECT PHOENIX Case: Sell PHX II Page 7 ($ in thousands except as otherwise noted) PRO FORMA COVERAGES Pro Forma Fiscal Year Ended Expected Projected 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 EBITDA/Interest 1.8 x 2.3 x 3.1 x 4.9 x 6.3 x 7.2 x 8.9 x 13.6 x 37.4 x -95.4 x FCF/Interest NM NM 2.2 x 4.3 x 5.7 x 6.4 x 7.9 x 12.1 x 33.3 x -84.8 x Subordinated Debt/EBITDA NM NM 0.6 x 0.6 x 0.5 x 0.4 x 0.4 x 0.1 x 0.0 x 0.0 x Subordinated Debt/FCF NM NM 0.6 x 0.6 x 0.5 x 0.5 x 0.4 x 0.1 x 0.0 x 0.0 x Senior Debt/EBITDA 4.8 x 3.9 x 2.8 x 2.0 x 1.4 x 0.9 x 0.5 x 0.1 x 0.0 x 0.0 x Senior Debt/FCF (a) NM NM 4.0 x 1.9 x 1.6 x 1.2 x 0.7 x 0.5 x 0.2 x 0.0 x Total Debt/EBITDA 6.3 x 5.1 x 3.7 x 2.2 x 1.9 x 1.5 x 1.0 x 0.6 x 0.1 x 0.0 x Total Debt/FCF (a) NM NM 5.3 x 2.5 x 2.1 x 1.7 x 1.2 x 0.7 x 0.2 x 0.0 x Proforma Net Debt/EBITDA 2.3 x 1.9 x 1.4 x 0.7 x 0.7 x 0.4 x 0.1 x -0.3 x -0.7 x -1.0 x Proforma Net Debt/FCF (a) NM NM 1.9 x 0.8 x 0.7 x 0.5 x 0.1 x -0.3 x -0.7 x -1.1 x FCF/Total Debt Service (a) NM NM 0.8 x 1.6 x 2.0 x 2.3 x 2.1 x 2.3 x 9.9 x #DIV/0! (a) FCF represents EBITDA less maintenance capital expenditures.

FINANCIAL SUMMARY PROJECT PHOENIX Case: Sell PHX II Page 8 ($ in thousands except as otherwise noted) Pro Forma FY Ended Expected Projected 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Revenues . $116,822 $112,786 $132,094 $167,729 $231,739 $289,050 $317,955 $349,751 $384,726 $423,198 Revenue Growth NM -3.5% 17.1% 27.0% 38.2% 24.7% 10.0% 10.0% 10.0% 10.0% EBITDA $4,648 $5,727 $7,917 $12,473 $14,687 $17,011 $18,712 $20,583 $22,642 $24,906 EBITDA Margin.. 4.0% 5.1% 6.0% 7.4% 6.3% 5.9% 5.9% 5.9% 5.9% 5.9% EBIT $2,549 $3,242 $6,747 $10,591 $12,665 $14,799 $16,291 $17,932 $19,738 $21,724 EBIT Margin.. 2.2% 2.9% 5.1% 6.3% 5.5% 5.1% 5.1% 5.1% 5.1% 5.1% FCF (a).. $3,708 $4,797 $5,517 $10,853 $13,287 $15,111 $16,622 $18,284 $20,113 $22,124 FCF Growth... NM 29.4% 15.0% 96.7% 22.4% 13.7% 10.0% 10.0% 10.0% 10.0% Net Income... $ 543 $ 538 $ 2,787 $ 4,835 $ 6,200 $ 7,469 $ 8,512 $ 9,852 $ 11,480 $ 13,191 Net Income %... 0.5% 0.5% 2.1% 2.9% 2.7% 2.6% 2.7% 2.8% 3.0% 3.1% Fully Diluted EPS....... $ 0.13 $ 0.12 $ 0.53 $ 0.13 $ 0.15 $ 0.17 $ 0.18 $ 0.19 $ 0.20 $ 0.22 Maintenance Capital Expenditures... $940 $930 $2,400 $1,620 $1,400 $1,900 $2,090 $2,299 $2,529 $2,782 Expansionary Capital Expenditures.. 0 0 0 0 0 0 0 0 0 0 Total Capital Expenditures... $940 $930 $2,400 $1,620 $1,400 $1,900 $2,090 $2,299 $2,529 $2,782 Net Interest Expense .. $2,532 $2,331 $2,350 $2,104 $1,512 $605 ($261) (a) Free Cash Flow equals consolidated EBITDA less consolidated maintenance capital expenditures.

FINANCING ASSUMPTIONS PROJECT PHOENIX Case: Sell PHX II Page 9 Financing Assumptions: Projected At Close 2008 2009 2010 2011 2012 2013 2014 Revolver 8.50% 8.50% 8.50% 8.50% 8.50% 8.50% 8.50% 8.50% Senior Debt 9.50% 9.50% 9.50% 9.50% 9.50% 9.50% 9.50% 9.50% Subordinated Debt 14.00% 10.00% 10.00% 10.00% 10.00% 10.00% 10.00% 10.00% Bridge Loan 10.00% 10.00% 10.00% 10.00% 10.00% 10.00% 10.00% 10.00% Notes Payable 8.00% 8.00% 8.00% 8.00% 8.00% 8.00% 8.00% 8.00% Preferred Equity 8.00% 8.00% 8.00% 8.00% 8.00% 8.00% 8.00% 8.00% PIK YES 1.0824 1.0824 1.0824 1.0824 1.0824 1.0824 1.0824 Tax Rates: Assumed Blended Rate 40.00% 40.00% 40.00% 40.00% 40.00% 40.00% 40.00% 40.00% Earned on Cash Balances 3.00% 3.00% 3.00% 3.00% 3.00% 3.00% 3.00% 3.00% Working Capital Analysis (a): Projected At Close 2008 2009 2010 2011 2012 2013 2014 Days Receivable 63.56 60.00 60.00 60.00 60.00 60.00 60.00 60.00 Accounts Receivable/Revenue 17.41% 16.44% 16.44% 16.44% 16.44% 16.44% 16.44% 16.44% Inventories/COS 1.93% 1.93% 1.93% 1.93% 1.93% 1.93% 1.93% 1.93% Other Current Assets/Revenue -0.61% 0.50% 0.50% 0.50% 0.50% 0.50% 0.50% 0.50% Other Assets/Revenue -0.14% 0.30% 0.30% 0.30% 0.30% 0.30% 0.30% 0.30% Days Payable 41.48 35.00 35.00 35.00 35.00 35.00 35.00 35.00 Accounts Payable/COS 11.36% 9.59% 9.59% 9.59% 9.59% 9.59% 9.59% 9.59% Accrued Liabilities/Total Operating Expense 52.40% 45.00% 45.00% 45.00% 45.00% 45.00% 45.00% 45.00% Other Accrued Expenses/Total Operating Expense 229.24% 311.77% 266.74% 243.13% 221.02% 200.93% 182.66% 166.06% (a) Working capital assumptions are based on management estimates.

INCOME STATEMENTS PROJECT PHOENIX Case: Sell PHX II Page 10 ($ in thousands except as otherwise noted) Pro Forma FY Ended Expected Projected 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Net Sales 116,822 112,786 132,094 167,729 231,739 289,050 317,955 349,751 384,726 423,198 Direct costs 106,607 100,197 117,067 149,267 210,052 264,359 290,795 319,874 351,862 387,048 Gross Profit 10,215 12,589 15,027 18,462 21,687 24,691 27,160 29,876 32,864 36,150 Total Operating Expenses (d) 5,567 6,862 7,110 5,989 7,000 7,680 8,448 9,293 10,222 11,244 EBITDA (a) 4,648 5,727 7,917 12,473 14,687 17,011 18,712 20,583 22,642 24,906 Depreciation and Amortization 2,099 2,485 1,170 1,882 2,022 2,212 2,421 2,651 2,904 3,182 EBIT 2,549 3,242 6,747 10,591 12,665 14,799 16,291 17,932 19,738 21,724 Interest Expense: (b) Revolver (c) — 206 647 822 822 822 279 Senior Debt 2,105 1,684 1,263 842 250 — -Subordinated Debt 980 980 980 980 980 322 -Seller Note Payable — - — - — - -Interest Income (553) (540) (540) (540) (540) (540) (540) Total Interest Expense 2,532 2,331 2,350 2,104 1,512 605 (261) Pretax Income 8,058 10,334 12,449 14,186 16,420 19,133 21,985 Income Taxes 3,223 4,134 4,979 5,675 6,568 7,653 8,794 Net Income 4,835 6,200 7,469 8,512 9,852 11,480 13,191 Preferred Equity Interest PIK 2,899 3,138 3,396 3,676 3,979 4,307 4,662 Income to Retained Earnings 1,936 3,063 4,073 4,836 5,873 7,173 8,528 Number of Shares Outstanding 38,062 41,200 44,596 48,272 52,251 56,558 61,221 Fully Diluted EPS $ 0.13 $ 0.15 $ 0.17 $ 0.18 $ 0.19 $ 0.20 $ 0.22 Operating Margins: EBITDA Margin 7.4% 6.3% 5.9% 5.9% 5.9% 5.9% 5.9% EBIT Margin. 6.3% 5.5% 5.1% 5.1% 5.1% 5.1% 5.1% NI Margin 2.9% 2.7% 2.6% 2.7% 2.8% 3.0% 3.1% (a) Excludes non-cash items. (b) Interest expense is calculated from the previous years’ debt balance. (c) Interest expense on the revolver is calculated on the previous years principal balance.

CASH FLOW ANALYSIS AND CAPITALIZATION TABLE PROJECT PHOENIX Case: Sell PHX II Page 11 ($ in thousands except as otherwise noted) Projected 2008 2009 2010 2011 2012 2013 2014 EBITDA $12,473 $14,687 $17,011 $18,712 $20,583 $22,642 $24,906 LESS: Interest Expense 5,431 5,468 5,746 5,781 5,492 4,912 4,401 Income Tax 3,223 4,134 4,979 5,675 6,568 7,653 8,794 Preferred Dividends — - — - - — -Add: Non-Cash Interest Expense 2,899 3,138 3,396 3,676 3,979 4,307 4,662 Maintenance Capital Expenditures 1,620 1,400 1,900 2,090 2,299 2,529 2,782 Expansionary Capital Expenditures — - — - - - — Total Capital Expenditures 1,620 1,400 1,900 2,090 2,299 2,529 2,782 Changes in Other Assets 693 192 172 87 95 105 115 Changes in Other Liabilities — - — - — - -Increases (Decreases) in Working Capital 2,838 7,381 5,242 2,525 2,778 3,056 3,361 Cash Flow Available for Debt Amortization 1,566 (750) 2,368 6,231 7,331 8,694 10,114 Scheduled Amortization: Senior Debt 4,432 4,432 4,432 6,231 2,633 — -Subordinated Debt — - — - 4,698 2,302 -Bridge Loan — - — - — - -Notes Payable — - - - — - — Total Scheduled Amortization 4,432 4,432 4,432 6,231 7,331 2,302 — Increase (Decrease) in Cash (2,866) (5,182) (2,064) — - 6,392 10,114 Drawdown of Revolver 2,428 5,182 2,064 — - — -Paydown of Revolver — - — - — 6,392 3,282 Net Increase (Decrease) in Cash $ (438) $ — $ — $ — $ — $ — $ 6,832 At Projected Capitalization Table: Closing 2008 2009 2010 2011 2012 2013 2014 Revolver - 2,428 7,610 9,674 9,674 9,674 3,282 -Notes Payable — - — - — - — -Senior Debt 22,160 17,728 13,296 8,864 2,633 — - -Subordinated Debt 7,000 7,000 7,000 7,000 7,000 2,302 — -Seller note — - — - — - - - Total Debt 29,160 27,156 27,906 25,538 19,307 11,976 3,282 — Preferred Equity 35,164 38,062 41,200 44,596 48,272 52,251 56,558 61,221 Common Equity — 1,936 4,999 9,072 13,908 19,781 26,953 35,482 Stockholders’ Equity 35,164 39,999 46,199 53,668 62,180 72,032 83,512 96,702 Total Capitalization $64,324 $67,155 $74,105 $79,206 $81,487 $84,008 $86,794 $96,702 Cash Balances $18,438 $18,000 $18,000 $18,000 $18,000 $18,000 $18,000 $24,832

BALANCE SHEETS PROJECT PHOENIX Case: Sell PHX II Page 12 ($ in thousands except as otherwise noted) September 30, 2007 Unaudited Financing Adjustments At Projected 2007 Debit Credit Closing 2008 2009 2010 2011 2012 2013 2014 ASSETS Cash and Marketable Securities (a) $18,438 $71,986 $71,986 18,438 $18,000 $18,000 $18,000 $18,000 $18,000 $18,000 $24,832 Accounts Receivable 23,004 — - 23,004 27,572 38,094 47,515 52,267 57,493 63,243 69,567 Inventories 2,258 — - 2,258 2,880 4,052 5,100 5,610 6,171 6,788 7,467 Other Current and Intercompany (811) — - (811) (811) 1,159 1,445 1,590 1,749 1,924 2,116 Total Current Assets 42,890 71,986 71,986 42,890 47,640 61,305 72,060 77,466 83,413 89,954 103,982 PP&E , net 9,303 — - 9,303 10,923 12,323 14,223 16,313 18,612 21,141 23,923 Less Accumulated Depreciation — - — - 1,332 2,805 4,467 6,338 8,439 10,794 13,426 Net PP&E 9,303 - - 9,303 9,591 9,519 9,756 9,975 10,173 10,347 10,497 Goodwill, net — 41,390 — 41,390 41,390 41,390 41,390 41,390 41,390 41,390 41,390 Refundable Deposits 200 — - 200 195 190 185 180 175 170 165 Claims Receivable 2,464 — - 2,464 2,341 2,218 2,094 1,971 1,848 1,725 1,602 Note Receivable — less current portion 453 — - 453 388 324 259 194 129 65 -Capitalized Transaction Costs — 2,500 — 2,500 2,143 1,786 1,429 1,071 714 357 -Other Assets (190) — - (190) 503 695 867 954 1,049 1,154 1,270 Total Assets $ 55,120 115,875 71,986 $ 99,009 $ 104,191 $ 117,425 $ 128,040 $ 133,201 $ 138,891 $ 145,162 $ 158,905 LIABILITIES AND SHAREHOLDERS’ EQUITY Revolver — - — - 2,428 7,610 9,674 9,674 9,674 3,282 -Accounts Payable 13,304 — - 13,304 14,313 20,142 25,349 27,884 30,673 33,740 37,114 Accrued Liabilities 3,726 — - 3,726 2,695 3,150 3,456 3,802 4,182 4,600 5,060 Other Current Liabilities 16,300 — - 16,300 18,672 18,672 18,672 18,672 18,672 18,672 18,672 Total Current Liabilities 33,329 — - 33,329 38,108 49,574 57,151 60,032 63,201 60,294 60,846 Total Debt: Other - - — - — - — - — - -Senior Debt 4,160 35,194 (17,194) 22,160 17,728 13,296 8,864 2,633 — - -Subordinated Debt — 7,000 — 7,000 7,000 7,000 7,000 7,000 2,302 — -Obligations under capital leases — - — - — - — - — - -Note Payable and Accrued Interest — - — - — - — - — - -Seller Note — - - — - — - — - — - Total Long-Term Debt 4,160 42,194 (17,194) 29,160 24,728 20,296 15,864 9,633 2,302 — - Other Liabilities 1,356 — - 1,356 1,356 1,356 1,356 1,356 1,356 1,356 1,356 Total Liabilities 38,846 42,194 (17,194) 63,846 64,192 71,226 74,372 71,021 66,859 61,650 62,202 Shareholders’ Equity: Preferred Stock — - 35,164 35,164 38,062 41,200 44,596 48,272 52,251 56,558 61,221 Investments in Subsidiaries (a) 12,873 — (12,873) — - — - — - — -Common Stock + APIC 1,193 - (1,193) — - — - — - — -Treasury Stock — - — - — - — - — - -Retained Earnings / (Loss) 2,208 - (2,208) — 1,936 4,999 9,072 13,908 19,781 26,953 35,482 Total Shareholders’ Equity 16,274 — 18,890 35,164 39,999 46,199 53,668 62,180 72,032 83,512 96,702 Total Lia. & SH Equity $ 55,120 $ 42,194 $ 1,696 $ 99,009 $ 104,191 $ 117,425 $ 128,040 $ 133,201 $ 138,891 $ 145,162 $ 158,905 0 0 0 0 0 0 0 0 0 (a) Investments in subsidiaries comes from Phoenix II

DEBT CAPACITY PROJECT PHOENIX Case: Sell PHX II Page 13 ($ in thousands except as otherwise noted) @ Closing Projected Eligible Advance Proforma 2008 2009 2010 2011 2012 2013 2014 Effective Accounts Receivable Advance Rate 90% 75% 67.5% 67.5% 67.5% 67.5% 67.5% 67.5% 67.5% 67.5% Effective Inventory Advance Rate 85% 65% 55.3% 55.3% 55.3% 55.3% 55.3% 55.3% 55.3% 55.3% Accounts Receivable 23,004 27,572 38,094 47,515 52,267 57,493 63,243 69,567 Inventory 2,258 2,880 4,052 5,100 5,610 6,171 6,788 7,467 Advance Against Accounts Receivable 15,528 18,611 25,714 32,073 35,280 38,808 42,689 46,958 Advance Against Inventories 1,248 1,591 2,239 2,818 3,099 3,409 3,750 4,125 Total Revolver Advance 16,776 20,202 27,952 34,890 38,379 42,217 46,439 51,083 Outstanding Revolver Balance 0 2,428 7,610 9,674 9,674 9,674 3,282 0 Total Net PP&E (BV) 9,303 9,591 9,519 9,756 9,975 10,173 10,347 10,497 Effective Advance Rate on Net PP&E 100% 50% 50% 50% 50% 50% 50% 50% 50% 50% Borrowing Base on Net PP&E 4,652 4,795 4,759 4,878 4,987 5,086 5,174 5,248 Senior Term Debt 0 0 0 0 0 0 0 0 Excess/(Shortfall) on Fixed Assets 4,652 4,795 4,759 4,878 4,987 5,086 5,174 5,248 Total Borrowing Availability 21,427 24,997 32,712 39,768 43,367 47,304 51,613 56,331 Total Senior Outstanding (Net Cash) 3,722 2,156 2,906 538 (5,693) (8,326) (14,718) (24,832) Excess Availability 17,705 22,841 29,806 39,230 49,060 55,630 66,331 81,164

DEBT SCHEDULE PROJECT PHOENIX Case: Sell PHX II Page 14 ($ in thousands except as otherwise noted) At Projected Closing 2008 2009 2010 2011 2012 2013 2014 Revolver Beginning Balance $ — $ 2,428 $ 7,610 $ 9,674 $ 9,674 $ 9,674 $ 3,282 Interest Expense 8.5% — 206 647 822 822 822 279 Additions 2,428 5,182 2,064 — - — -Reductions — - — - — 6,392 3,282 Ending Balance — 2,428 7,610 9,674 9,674 9,674 3,282 — Senior Debt Beginning Balance $ 22,160 $ 17,728 $ 13,296 $ 8,864 $ 2,633 $ — $ -Interest Expense 9.5% 2,105 1,684 1,263 842 250 — -Amortization 5 Years 4,432 4,432 4,432 6,231 2,633 — -Ending Balance 22,160 17,728 13,296 8,864 2,633 — - — Subordinated Debt Beginning Balance $ 7,000 $ 7,000 $ 7,000 $ 7,000 $ 7,000 $ 2,302 $ -Interest Expense 14.0% 980 980 980 980 980 322 -Amortization — - — - 4,698 2,302 -Ending Balance 7,000 7,000 7,000 7,000 7,000 2,302 — - Preferred Equity Beginning Balance $ 35,164 $ 38,062 $ 41,200 $ 44,596 $ 48,272 $ 52,251 $ 56,558 Dividend Income (PIK) 8.0% 2,899 3,138 3,396 3,676 3,979 4,307 4,662 Amortization — - — - - - -Ending Balance 35,164 38,062 41,200 44,596 48,272 52,251 56,558 61,221 Income Taxes 40.0% 3,223 4,134 4,979 5,675 6,568 7,653 8,794 NOL — - — - — - -Net Income Taxes 3,223 4,134 4,979 5,675 6,568 7,653 8,794 NOL Beginning Balance $ — $ — $ — $ — $ — $ — $ -Additions — - — - — - -Reductions - - — - — - -Ending Balance — - — - — - — -

PRO FORMA AND OPERATING ASSUMPTIONS PROJECT PHOENIX Case: Sell PHX II Page 15 ($ in thousands except as otherwise noted) Pro Forma FY Ended Expected Projected Pro Forma Consolidated Operations 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Net Sales Internal Growth 116,822 112,786 132,094 167,729 231,739 289,050 317,955 349,751 384,726 423,198 External Growth Total Net Sales 116,822 112,786 132,094 167,729 231,739 289,050 317,955 349,751 384,726 423,198 Direct Costs Internal Growth 106,607 100,197 117,067 149,267 210,052 264,359 290,795 319,874 351,862 387,048 Total Direct Costs 106,607 100,197 117,067 149,267 210,052 264,359 290,795 319,874 351,862 387,048 Gross Profit 10,215 12,589 15,027 18,462 21,687 24,691 27,160 29,876 32,864 36,150 SG&A 5,567 6,862 7,110 5,989 7,000 7,680 8,448 9,293 10,222 11,244 EBITDA (c ) 4,648 5,727 7,917 12,473 14,687 17,011 18,712 20,583 22,642 24,906 Depreciation & Amortization (a) 2,099 2,485 1,170 1,882 2,022 2,212 2,421 2,651 2,904 3,182 EBIT 2,549 3,242 6,747 10,591 12,665 14,799 16,291 17,932 19,738 21,724 Pro Forma FY Ended Expected Projected Operating Assumptions 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Net Sales Growth NM -3.5% 17.1% 27.0% 38.2% 24.7% 10.0% 10.0% 10.0% 10.0% Cost of Sales % 91.3% 88.8% 88.6% 89.0% 90.6% 91.5% 91.5% 91.5% 91.5% 91.5% Gross Margin 8.7% 11.2% 11.4% 11.0% 9.4% 8.5% 8.5% 8.5% 8.5% 8.5% Variable SG&A % 4.8% 6.1% 5.4% 3.6% 3.0% 2.7% 2.7% 2.7% 2.7% 2.7% Total SG&A % 4.8% 6.1% 5.4% 3.6% 3.0% 2.7% 2.7% 2.7% 2.7% 2.7% EBITDA % 4.0% 5.1% 6.0% 7.4% 6.3% 5.9% 5.9% 5.9% 5.9% 5.9% Maintenance Capex Maint. Capex (% of revenues) 0.80% 0.82% 1.82% 0.97% 0.60% 0.66% 0.66% 0.66% 0.66% 0.66% Capital Requirement ... 940 930 2,400 1,620 1,400 1,900 2,090 2,299 2,529 2,782 Expansionary Capex Expansionary Capex (% of revenues) .. 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% Expansionary Capex... 0 0 0 0 0 0 0 0 0 0 (a) Depreciation in 2007 is set equal to 2006

DEPRECIATION AND AMORTIZATION SCHEDULES PROJECT PHOENIX Case: Sell PHX II Page 16 ($ in thousands except as otherwise noted) DEPRECIATION ON PP&E AT CLOSING PP&E @ Depreciable Projected Close Life 2007 2008 2009 2010 2011 2012 2013 2014 Total..... 9,303 10.0 $930 930 930 930 930 930 930 930 DEPRECIATION ON CAPITAL EXPENDITURES Capital Depreciable Projected Expenditure Life 2007 2008 2009 2010 2011 2012 2013 2014 2,400 10.0 $240 240 240 240 240 240 240 240 1,620 10.0 162 162 162 162 162 162 162 1,400 10.0 140 140 140 140 140 140 1,900 10.0 190 190 190 190 190 2,090 10.0 209 209 209 209 2,299 10.0 230 230 230 2,529 10.0 253 253 2,782 10.0 278 0 240 402 542 732 941 1,171 1,424 1,702 $1,170 $1,332 $1,472 $1,662 $1,871 $2,101 $2,354 $2,632 AMORTIZATION SCHEDULE Amortization Projected Amount Period 2008 2009 2010 2011 2012 2013 2014 Transaction Fee Amortization $2,500 7.0 $0 $357 $357 $357 $357 $357 $357 $357 Goodwill Amortization 41,390 0.0 $0 $0 $0 $0 $0 $0 $0 $0 Refundable Deposits Amortization 200 40.0 $0 $5 5 5 5 5 5 5 Donor Base and Records Amortization 2,464 20.0 $0 $123 123 123 123 123 123 123 Deferred Bond Amortization 453 7.0 $0 $65 65 65 65 65 65 65 Total Amortization $550 $550 $550 $550 $550 $550 $550 TOTAL DEPRECIATION & AMORTIZATION Projected 2008 2009 2010 2011 2012 2013 2014 Total Depreciation & Amortization $1,882 $2,022 $2,212 $2,421 $2,651 $2,904 $3,182